Exhibit 4.7

* THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT OF SELECTED PORTIONS OF THIS EXHIBIT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED BY “[**REDACTED**]”.

AMENDMENT NO 4. TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 4 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of November 22, 2011, is made by and among BROOKFIELD INFRASTRUCTURE L.P., a Bermuda limited partnership (“BILP”), BROOKFIELD INFRASTRUCTURE CORPORATION, a Delaware corporation, BROOKFIELD INFRASTRUCTURE HOLDINGS (CANADA) INC., an Ontario corporation, BIP BERMUDA HOLDINGS I LIMITED, a Bermuda limited company, and BROOKFIELD INFRASTRUCTURE PARTNERS CAPITAL MANAGEMENT SRL, a Barbados international society with restricted liability (BILP and such other companies, collectively, the “Borrowers”), the various financial institutions and other Persons (as defined below) from time to time parties hereto as lenders (the “Lenders”) and ROYAL BANK OF CANADA, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of June 21, 2010, as amended pursuant to that certain Amendment No. 1 to Second Amended and Restated Credit Agreement and Consent, dated as of August 23, 2010, as further amended pursuant to that certain Amendment No. 2 to the Second Amended and Restated Credit Agreement and Consent, dated as of September 22, 2010 and as further amended by that certain Amendment No. 3 to the Second Amended and Restated Credit Agreement and Consent, dated as of August 12, 2011 (as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”), providing for extensions of credit by the Lenders to the Borrowers in an aggregate principal amount of up to $700,000,000;

WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement in certain respects as provided herein (as amended pursuant hereto, the “Credit Agreement”); and

ACCORDINGLY, the parties hereto agree that on the Effective Date (as defined below) the Existing Credit Agreement shall be amended to read as follows:

1	Defined Terms

Capitalized terms used in this Amendment shall have the meanings set forth in the Existing Credit Agreement.

2	Amendments

Section 2.07(c) Limitations on Amounts. Section 2.07(c)(i) of the Existing Credit Agreement is hereby amended by deleting the reference therein to “[**REDACTED**]” and replacing it with “[**REDACTED**]”.

3	Representations and Warranties

Each Borrower represents and warrants as follows:

(a) Representations and Warranties. After giving effect to this Amendment, the representations and warranties of each Borrower contained in Article VII are true and correct in all material respects on and as of the date of this Amendment (except to the extent such representation or warranty expressly relates to an earlier date) as though made on and as of such date.

(b) After giving effect to this Amendment, no Default has occurred and is continuing and no event or circumstance that could reasonably be expected to result in a Material Adverse Effect has occurred since December 31, 2010.

(c) It is duly formed, validly existing and in legal good standing in such Borrower’s jurisdiction of incorporation or formation, and that it has the power and authority to enter into this Amendment.

(d) It has duly executed and delivered this Amendment.

4	Conditions Precedent.

The agreements of Administrative Agent and Lenders set forth in this Amendment shall become effective upon satisfaction of each of the following conditions (the “Effective Date”):

(a) this Amendment shall have been duly executed by the Administrative Agent, the Lenders representing the Required Lenders and an Authorized Officer of each Borrower; and

(b) the Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent may reasonably request.

5	Severability

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

2

6	Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions thereof.

7	Execution in Counterparts, Effectiveness, etc

This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which shall constitute together but one and the same agreement. Except as expressly set forth herein all terms and conditions of the Existing Credit Agreement and the other Financing Documents remain in full force and effect.

8	Governing Law; Entire Agreement

THIS AMENDMENT WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

9	Successors and Assigns

This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or transfer its rights or obligations under any Financing Document to which it is a party without the consent of all of the Lenders.

[signature pages follow]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BROOKFIELD INFRASTRUCTURE GENERAL PARTNER LIMITED, for and on behalf of BROOKFIELD INFRASTRUCTURE GP L.P., for and on behalf of BROOKFIELD INFRASTRUCTURE L.P., as Borrower

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

BROOKFIELD INFRASTRUCTURE HOLDINGS (CANADA) INC., as Borrower

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

BROOKFIELD INFRASTRUCTURE CORPORATION, as Borrower

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

BIP BERMUDA HOLDINGS I LIMITED, as Borrower

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

BROOKFIELD INFRASTRUCTURE PARTNERS CAPITAL MANAGEMENT SRL, as Borrower

By:
Name:
Title:

WITNESS

SIGNATURE PAGE TO AMENDMENT NO. 4

LENDERS:

HSBC BANK CANADA as Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

ROYAL BANK OF CANADA as Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

CREDIT SUISSE AG, TORONTO BRANCH as Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

CITIBANK, N.A.
as Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

THE BANK OF NOVA SCOTIA
as Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

BARCLAYS BANK PLC
as Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

CIBC INC.
as Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

THE TORONTO-DOMINION BANK
as Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

TORONTO DOMINION (NEW YORK) LLC
as Lender

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Lender

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

SIGNATURE PAGE TO AMENDMENT NO. 4

* THE COMPANY HAS REQUESTED AN ORDER FROM THE SECURITIES AND EXCHANGE COMMISSION (THE “COMMISSION”) PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, GRANTING CONFIDENTIAL TREATMENT OF SELECTED PORTIONS OF THIS EXHIBIT. ACCORDINGLY, THE CONFIDENTIAL PORTIONS HAVE BEEN OMITTED FROM THIS EXHIBIT AND HAVE BEEN FILED SEPARATELY WITH THE COMMISSION. OMITTED PORTIONS ARE INDICATED BY “[**REDACTED**]”.

AMENDMENT NO 5. TO SECOND

AMENDED AND RESTATED CREDIT AGREEMENT

THIS AMENDMENT NO. 5 TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT (“Amendment”), dated as of December 19, 2011, is made by and among BROOKFIELD INFRASTRUCTURE L.P., a Bermuda limited partnership (“BILP”), BROOKFIELD INFRASTRUCTURE CORPORATION, a Delaware corporation, BROOKFIELD INFRASTRUCTURE HOLDINGS (CANADA) INC., an Ontario corporation, BIP BERMUDA HOLDINGS I LIMITED, a Bermuda limited company, and BROOKFIELD INFRASTRUCTURE PARTNERS CAPITAL MANAGEMENT SRL, a Barbados international society with restricted liability (BILP and such other companies, collectively, the “Borrowers”), the various financial institutions and other Persons (as defined below) from time to time parties hereto as lenders (the “Lenders”) and ROYAL BANK OF CANADA, as the administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to the Second Amended and Restated Credit Agreement dated as of June 21, 2010, as amended pursuant to that certain Amendment No. 1 to Second Amended and Restated Credit Agreement and Consent, dated as of August 23, 2010, as further amended pursuant to that certain Amendment No. 2 to the Second Amended and Restated Credit Agreement and Consent, dated as of September 22, 2010, as further amended by that certain Amendment No. 3 to the Second Amended and Restated Credit Agreement and Consent, dated as of August 12, 2011, and as further amended by that certain Amendment No. 4 to the Second Amended and Restated Credit Agreement, dated as of November 22, 2011 (as in effect immediately prior to the effectiveness of this Amendment, the “Existing Credit Agreement”), providing for extensions of credit by the Lenders to the Borrowers in an aggregate principal amount of up to $700,000,000;

WHEREAS, the parties to the Existing Credit Agreement have agreed to amend the Existing Credit Agreement in certain respects as provided herein (as amended pursuant hereto, the “Credit Agreement”); and

ACCORDINGLY, the parties hereto agree that on the Effective Date (as defined below) the Existing Credit Agreement shall be amended to read as follows:

1	Defined Terms

Capitalized terms used in this Amendment shall have the meanings set forth in the Existing Credit Agreement.

2	Amendments

2.1 Section 1.01 Defined Terms. Section 1.01 is hereby amended by adding or replacing the following definitions in their entirety as follows:

(a)	[**REDACTED**]

(b)	[**REDACTED**]

(c)	[**REDACTED**]

(d)	[**REDACTED**]

(e)	[**REDACTED**]

(f)	[**REDACTED**]

(g)	[**REDACTED**]

(h)	[**REDACTED**]

(i)	[**REDACTED**]

(j)	[**REDACTED**]

(k)	““LC Disbursement” means a payment made by the Issuing Lender under a Letter of Credit in the Currency in which such Letter of Credit is denominated.”

(l)	[**REDACTED**]

(m)	““Lenders” is defined in the preamble and includes any Person that becomes a Lender pursuant to Section 2.01(b) or Section 13.11, together with, in each case, any Affiliate of any such Person through which such Person elects, by notice to the Administrative Agent and the Borrowers, to make any Loans available to any Borrower other than a Borrower domiciled in the United States of America, provided that, for all purposes of voting or consenting with respect to (a) any amendment, supplementation or modification of any Financing Document, (b) any waiver of any requirements of any Financing Document or any Default or Event of Default and its consequences, or (c) any other matter as to which a Lender may vote or consent pursuant to Section 13.01, the Lender making such election shall be deemed the “Person” rather than such Affiliate, which shall not be entitled to vote or consent. No such election shall release such elective Person from any obligations or commitments hereunder. Unless the context otherwise requires, the term “Lenders” includes each Issuing Lender.”

(n)	[**REDACTED**]

(o)	[**REDACTED**]

(p)	[**REDACTED**]

(q)	[**REDACTED**]

2.2 Article I is amended by inserting a new Section 1.07 as follows:

“[**REDACTED**]”

2.3 Section 2.01(a) Loans. Section 2.01(a) is hereby amended and replaced in its entirety to read as follows:

“During the Availability Period, and subject to the terms and the conditions of this Agreement, each Lender agrees to make loans to the Borrowers from time to time in an aggregate principal amount up to the Commitment Amount (each, an “Advance” and, collectively, together with any loan made pursuant to Section 2.01(b), the “Loans”). The Credit Extensions under this Section 2.01(a) shall be made by the Lenders ratably in proportion to their respective Percentages of the Commitment Amount at such time. No Loans shall be made hereunder on any date to the extent that the sum of (i) the aggregate principal amount of Loans then outstanding (after giving effect to the Loans requested to be made on such date) and (ii) the aggregate of the LC Exposure at such date, would exceed in the aggregate the Commitment Amount at such time.”

2.4 Section 2.03 Borrowing Procedures. Section 2.03 is hereby amended by inserting “applicable” before the reference therein to “Issuing Lender”.

2.5 Section 2.07(a) General. Section 2.07(a) is hereby amended and replaced in its entirety to read as follows:

“[**REDACTED**]”

2.6 Section 2.07(b) Notice of Issuance, Amendment, Renewal or Extension. Section 2.07(b) is hereby amended and replaced in its entirety to read as follows:

“To request the issuance of a Letter of Credit (or the amendment, renewal or extension of an outstanding Letter of Credit), a Borrower shall hand deliver or telecopy (or transmit by electronic communication, if arrangements for doing so have been approved by the relevant Issuing Lender) to the relevant Issuing Lender and the Administrative Agent in accordance with Section 2.07(a) a notice requesting the issuance of a Letter of Credit, or identifying the Letter of Credit to be amended, renewed or extended, and specifying the date of issuance, amendment, renewal or extension (which shall be a Business Day), the date on which such Letter of Credit is to expire (which shall comply with paragraph (d) of this Section), the Currency in which such Letter of Credit will be denominated, the amount of such Letter of Credit, the name and address of the beneficiary thereof and such other information as shall be necessary to prepare, amend, renew or extend such Letter of Credit as required by the relevant Issuing Lender. If requested by the relevant Issuing Lender, such Borrower also shall submit a letter of credit application on such Issuing Lender’s standard form in connection with any request for a Letter of Credit. In the event of any inconsistency between the terms and conditions of this Agreement and the terms and conditions of any form of letter of credit application or other agreement submitted by a Borrower to, or entered into by a Borrower with, an Issuing Lender relating to any Letter of Credit, the terms and conditions of this Agreement shall control.”

2.7 Section 2.07(c) Limitations on Amounts. Section 2.07(c) is hereby amended and replaced in its entirety to read as follows:

“A Letter of Credit shall be issued, amended, renewed or extended only if (and upon issuance, amendment, renewal or extension of each Letter of Credit the Borrowers shall be deemed to represent and warrant that), after giving effect to such issuance, amendment, renewal or extension (i) the aggregate LC Exposure (or Dollar Equivalent thereof as of the date of such issuance, amendment, renewal or extension) shall not exceed [**REDACTED**] and (ii) the sum of the aggregate LC Exposure (or Dollar Equivalent thereof as of the date of such issuance, amendment, renewal or extension) and outstanding principal amount of the Loans shall not exceed, in the aggregate the total Commitment Amount.”

2.8 Section 2.07(e) Participations. Section 2.07(e) is hereby amended as follows:

(a)	The first sentence of Section 2.07(e) is hereby amended by replacing it in its entirety to read as follows:

“By the issuance of a Letter of Credit (or an amendment to a Letter of Credit increasing the amount thereof) by the Issuing Lender, and without any further action on the part of the Issuing Lender or the Lenders, the Issuing Lender hereby grants to each Lender, and each Lender hereby acquires from the Issuing Lender, a participation in such Letter of Credit equal to such Lender’s Percentage of the aggregate amount available to be drawn under such Letter of Credit (which, in the case of any Letter of Credit denominated in an Agreed Foreign Currency, shall be the Dollar Equivalent of such available amount from time to time).”

(b)	The third sentence of the second paragraph of Section 2.07(e) is hereby amended by replacing it in its entirety to read as follows:

“Each such payment shall be (i) made in Dollars in the amount of such LC Disbursement (which, in the case of any Letter of Credit denominated in an Agreed Foreign Currency, shall be the Dollar Equivalent of such LC

Disbursement at the date of such LC Disbursement) and (ii) made in the same manner as provided in Section 2.03 with respect to Loans made by such Lender (and Section 2.03 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Issuing Lender the amounts so received by it from the Lenders.”

2.9 Section 2.07(f) Reimbursement. Section 2.07(f) is hereby amended and replaced in its entirety to read as follows:

“If the Issuing Lender shall make any LC Disbursement in respect of a Letter of Credit, the Borrowers shall reimburse the Issuing Lender in respect of such LC Disbursement by paying in Dollars to the Administrative Agent an amount equal to such LC Disbursement (which, in the case of any Letter of Credit denominated in an Agreed Foreign Currency, shall be the Dollar Equivalent of such LC Disbursement at the date of such LC Disbursement) not later than 1:00 p.m., New York City time, on (i) the Business Day that the Borrowers receive notice of such LC Disbursement, if such notice is received prior to 10:00 a.m., New York City time, or (ii) the Business Day immediately following the day that the Borrowers receive such notice, if such notice is not received prior to such time, provided that, if such LC Disbursement (or Dollar Equivalent thereof) is greater than $1,000,000, the Borrowers may, notwithstanding the failure to satisfy the conditions to borrowing set forth herein but subject to the last sentence of this clause (f), request in accordance with Section 2.03 that such payment be financed with a Base Rate Loan in an equivalent amount and, to the extent so financed, the Borrowers’ obligation to make such payment shall be discharged and replaced by the resulting Base Rate Loan. If the Borrowers fail to make such payment when due, the Administrative Agent shall notify each Lender of the applicable LC Disbursement (or Dollar Equivalent thereof), the payment then due from the Borrowers in respect thereof and such Lender’s Percentage thereof. Notwithstanding the foregoing, any Base Rate Loan requested and made pursuant to this clause (f) shall be subject to the limitation on the aggregate amount of Loans to be made to the Borrowers at any time pursuant to Section 2.01 hereof and, to the extent that the sum of (i) the amount of any LC Disbursement (or Dollar Equivalent thereof at the date of such LC Disbursement), (ii) the aggregate principal amount of Loans then outstanding and (iii) the aggregate of any remaining LC Exposure at the date of such LC Disbursement (with the Dollar Equivalent thereof calculated at the date of such LC Disbursement) would exceed in the aggregate the Commitment Amount at such time, the payment of such excess amount may not be financed with a Base Rate Loan as provided herein and shall be due and payable by the Borrower as otherwise provided in this clause (f).”

2.10 Section 2.07(h) Disbursement Procedures. Section 2.07(h) is hereby amended by inserting “in Dollars” after the reference therein to “Lenders”.

2.11 Section 2.07(i) Interim Interest. Section 2.07(i) is hereby and replaced in its entirety to read as follows:

“If the Issuing Lender shall make any LC Disbursement, then, unless the Borrowers shall reimburse such LC Disbursement in full in Dollars on the date such LC Disbursement is made, the unpaid amount of such reimbursement obligation (which, in the case of any Letter of Credit denominated in an Agreed Foreign Currency, shall be the Dollar Equivalent of such LC Disbursement at the date of such LC Disbursement) shall bear interest, for each day from and including the date such LC Disbursement is made to but excluding the date that the Borrowers reimburse such LC Disbursement, at the rate per annum then applicable to Base Rate Loans; provided that, if the Borrowers fail to reimburse such LC Disbursement when due pursuant to paragraph (f) of this Section, then Section 3.02(b) shall apply. Interest accrued pursuant to this paragraph shall accrue and be payable in Dollars and be for account of the Issuing Lender, except that interest accrued on and after the date of payment by any Lender pursuant to paragraph (f) of this Section to reimburse the Issuing Lender shall be for account of such Lender to the extent of such payment.”

2.12 Section 2.07(j) Replacement of the Issuing Lender. Section 2.07(j) is hereby and replaced in its entirety to read as follows:

Any Issuing Lender may be replaced at any time by written agreement between the Borrowers, the Administrative Agent, the replaced Issuing Lender and the successor Issuing Lender. The Administrative Agent shall notify the Lenders of any such replacement of an Issuing Lender. At the time any such replacement shall become effective, the Borrowers shall pay all unpaid fees accrued for account of the replaced Issuing Lender pursuant to Section 3.03(d). From and after the effective date of any such replacement, (i) the successor Issuing Lender shall have all the rights and obligations of the replaced Issuing Lender under this Agreement with respect to Letters of Credit to be issued thereafter and (ii) references herein to the term “Issuing Lender” shall be deemed to refer to such successor or to any previous Issuing Lender, or to such successor and all previous Issuing Lenders, as the context shall require. After the replacement of an Issuing Lender hereunder, the replaced Issuing Lender shall remain a party hereto and shall continue to have all the rights and obligations of an Issuing Lender under this Agreement with respect to Letters of Credit issued by it prior to such replacement, but shall not be required to issue additional Letters of Credit.

2.13 Section 2.07(k) Cash Collateralization. Section 2.07(k) is hereby amended by replacing the reference therein to “Section 3.10(c)” with “Section 3.01(c)”.

2.14 Section 3.01(c) Mandatory Prepayments. Section 3.01(c) is hereby amended by inserting a new subclause (vi) as follows:

“Excess LC Exposure. If, on any Business Day, the Administrative Agent shall determine and notify the Borrowers that (i) the sum on such date of the aggregate LC Exposure and the aggregate outstanding principal amount of the Loans exceeds the Commitment Amount by an amount greater than five percent (5%) of the Commitment Amount at such time or (ii) if the Commitments have been canceled at such time following the occurrence of an Event of Default, the aggregate LC Exposure on such date exceeds by an amount greater than five percent (5%) the LC Exposure as of the date that the LC Exposure is cash collateralized pursuant to Section 2.07(k), (either such excess, the “Excess LC Exposure”), the Borrowers shall within five (5) Business Days following such notice prepay the Loans or provide cash collateral in an amount equal to such Excess LC Exposure.”

2.15 Section 3.03(d) Letter of Credit Fees. Section 3.03(d) is hereby and replaced in its entirety to read as follows:

“The Borrowers agree to pay (i) to the Administrative Agent for account of each Lender a participation fee with respect to its participations in Letters of Credit, which shall accrue at a rate per annum equal to the Applicable Margin applicable to LIBO Rate Loans on the average daily amount of such Lender’s Percentage of the LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment No. 2 Closing Date to but excluding the later of the date on which such Lender’s Commitment terminates and the date on which such Lender ceases to have any LC Exposure, and (ii) to the relevant Issuing Lender of each Letter of Credit a fronting fee, which shall accrue at a rate per annum equal to[**REDACTED**]% on the average daily amount of its LC Exposure (excluding any portion thereof attributable to unreimbursed LC Disbursements) during the period from and including the Amendment No. 2 Closing Date to but excluding the later of the date of termination of the Commitments and the date on which there ceases to be any LC Exposure, as well as such Issuing Lender’s standard fees with respect to the issuance, amendment, renewal or extension of any Letter of Credit or processing of drawings thereunder. Participation fees and fronting fees shall be payable in Dollars quarterly in arrears on each Interest Payment Date for Base Rate Loans, commencing on the first such date to occur after the Amendment No. 2 Closing Date; provided that all such fees shall be payable on the date on which the Commitments terminate and any such fees accruing after the date on which the Commitments terminate shall be payable on demand. Any other fees payable to an Issuing Lender pursuant to this paragraph shall be payable within 10 days after demand.”

2.16 Section 8.01 Reporting Requirements. Section 8.01(a)(i) and (ii) are hereby and replaced in their entirety to read as follows:

“(i) (A) as soon as available and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of BILP and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of BILP and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter and (B) as soon as available and in any event within forty-five (45) days after the end of each of the first three Fiscal Quarters of each Fiscal Year, an unaudited consolidated balance sheet of BIP and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of BIP and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter; in each case including, to the extent available, in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by an Authorized Officer of BILP;

(ii) as soon as available and in any event within ninety (90) days after the end of each Fiscal Year, (A) an unaudited consolidated balance sheet of BILP and its Subsidiaries as of the end the fourth Fiscal Quarter and consolidated statements of income and cash flow of BILP and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter including, to the extent available, in comparative form the figures for the corresponding Fiscal Quarter in, and year to date portion of, the immediately preceding Fiscal Year, certified as complete and correct by an Authorized Officer of BILP and (B) a copy of the consolidated balance sheets of BIP and its Subsidiaries, and the related consolidated statements of income and cash flow of BIP and its Subsidiaries for such Fiscal Year, setting forth in comparative form the figures for the immediately preceding Fiscal Year and, in the case of such consolidated balance sheets and statements of income and cash flow, audited by a nationally recognized firm of independent public accountants acceptable to the Administrative Agent, which shall include a review of the calculation of the Compliance Certificate;”

3	Waivers

As of the Effective Date, as defined below, the Lenders waive non-compliance, if any, occurring prior to the Effective Date with the covenant contained in Section 8.01(a)(i) and (ii) of the Existing Credit Agreement and any Default or Event of Default resulting therefrom which occurred prior to the Effective Date.

4	Representations and Warranties

Each Borrower represents and warrants as follows:

(a)	Representations and Warranties. After giving effect to this Amendment, the representations and warranties of each Borrower contained in Article VII are true and correct in all material respects on and as of the date of this Amendment (except to the extent such representation or warranty expressly relates to an earlier date) as though made on and as of such date and as if each reference therein to “this Agreement” or any Financing Document shall be deemed to refer to this Amendment and the Existing Credit Agreement as amended by this Amendment.

(b)	After giving effect to this Amendment, no Default has occurred and is continuing and no event or circumstance that could reasonably be expected to result in a Material Adverse Effect has occurred since December 31, 2010.

(c)	It is duly formed, validly existing and in legal good standing in such Borrower’s jurisdiction of incorporation or formation, and that it has the power and authority to enter into this Amendment.

(d)	It has duly executed and delivered this Amendment and this Amendment constitutes the valid and binding agreement of such Borrower, enforceable against such Borrower in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and (ii) the availability of equitable remedies.

(e)	None of the execution or delivery of this Amendment, the performance of or compliance with the terms and conditions hereof or thereof or the consummation of the transactions contemplated hereby or thereby (i) contravenes in any material respect any Applicable Law, (ii) constitutes a default under or results in the violation of the provisions of the organizational documents of such Borrower, (iii) results in the creation or imposition of any Liens (other than Liens created under the Security Documents) on any Properties of such Borrower or (iv) constitutes a default under or results in the violation of any material indenture, mortgage, deed of trust, loan agreement, license, lease or other material agreement, contract or instrument to which such Borrower is a party or by which they or any of their Properties are bound.

5	Conditions Precedent.

The amendments set forth in Section 2 hereof shall become effective upon satisfaction of each of the following conditions (the “Effective Date”):

(a)	Execution. This Amendment shall have been duly executed by the Administrative Agent, the Lenders representing the Required Lenders, each Issuing Lender and an Authorized Officer of each Borrower;

(b)	Corporate Documents. The Administrative Agent shall have received from each Borrower, the following documents, each certified as indicated below:

(i)	to the extent readily available in the applicable jurisdiction, a copy of a certificate (or the equivalent thereof in such jurisdiction) as to the good standing of, and payment of franchise taxes by, each such Person from their respective jurisdiction of organization dated as of a recent date; and

(ii)	a certificate, executed by an Authorized Officer of such Borrower, dated as of the Effective Date certifying:

(A)	that attached to such certificate is a true and complete copy of the Organic Documents of such Person, as in effect on the date of such certificate and that such Organic Documents (i) have been duly adopted by the Board of Directors of such Person and (ii) have not been modified, rescinded or amended and are in full force and effect,

(B)	that attached to such certificate is a true and complete copy of resolutions duly adopted by the authorized governing body of each such Person, authorizing the execution, delivery and performance of such Person of this Amendment and that such resolutions (i) have been duly adopted by the Board of Directors of such party; (ii) have not been modified, rescinded or amended and are in full force and effect and (iii) there exist no other resolutions of such Person relating to the matters set forth in said resolutions,

(C)	that the certificates of good standing furnished pursuant to clause (b)(i) of this Section 4(b), have not been amended since the date of the certification furnished, and

(D)	as to the incumbency and specimen signature of each officer, member or partner (as applicable) of each such Person executing this Amendment and each other document to be delivered by such party from time to time pursuant to the terms hereof (and the Administrative Agent and each Lender may conclusively rely on such incumbency certification until it receives notice in writing from a Borrower).

(c)	Opinions of Counsel. The Administrative Agent shall have received an opinion, to be dated as of the Effective Date and addressed to the Administrative Agent and the Secured Parties, each in form and substance satisfactory to the Administrative Agent from:

(i)	Weil, Gotshal & Manges LLP, New York counsel to the Borrowers;

(ii)	Appleby, Bermuda counsel to the Borrowers;

(iii)	Chancery Chambers, Barbados counsel to the Borrowers; and

(iv)	Torys LLP, Ontario counsel to the Borrowers.

(d)	The Administrative Agent shall have received such additional documents, instruments and information as the Administrative Agent may reasonably request.

6	Severability

Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

7	Headings

The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions thereof.

8	Execution in Counterparts, Effectiveness, etc

This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original (whether such counterpart is originally executed or an electronic copy of an original and each party hereto expressly waives its rights to receive originally executed documents) and all of which shall constitute together but one and the same agreement. Except as expressly set forth herein all terms and conditions of the Existing Credit Agreement and the other Financing Documents remain unmodified and in full force and effect. This Amendment shall constitute a Financing Document under the Existing Credit Agreement as amended hereby. The parties agree that the letter of credit dated November 24, 2011 issued by the Royal Bank of Canada in favor of CIBC Mellon Trust Company in the original available amount of CAD3,960,000 shall, from and after the Effective Date, constitute a Letter of Credit for all purposes of the Credit Agreement and entitled to the benefits thereof.

9	Governing Law; Entire Agreement

THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

10	Successors and Assigns

This Amendment shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that none of the Borrowers may assign or transfer its rights or obligations under any Financing Document to which it is a party without the consent of all of the Lenders.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BROOKFIELD INFRASTRUCTURE GENERAL PARTNER LIMITED, for and on behalf of BROOKFIELD INFRASTRUCTURE GP L.P., for and on behalf of BROOKFIELD INFRASTRUCTURE L.P., as Borrower

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                         , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

BROOKFIELD INFRASTRUCTURE HOLDINGS (CANADA) INC., as Borrower

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

BROOKFIELD INFRASTRUCTURE CORPORATION, as Borrower

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

BIP BERMUDA HOLDINGS I LIMITED, as Borrower

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

BROOKFIELD INFRASTRUCTURE PARTNERS CAPITAL MANAGEMENT SRL, as Borrower

By:
Name:
Title:

WITNESS

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

LENDERS:

HSBC BANK CANADA
as Lender

By:
Name:
Title:

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

ROYAL BANK OF CANADA
as Lender

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

CREDIT SUISSE AG, TORONTO BRANCH
as Lender

By:
Name:
Title:

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

CITIBANK, N.A.
as Lender

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

THE BANK OF NOVA SCOTIA
as Lender

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                           personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

BARCLAYS BANK PLC
as Lender

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

CIBC INC.
as Lender

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

THE TORONTO-DOMINION BANK
as Lender

By:
Name:
Title:

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

TORONTO DOMINION (NEW YORK) LLC
as Lender

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

DEUTSCHE BANK TRUST COMPANY AMERICAS
as Lender

By:
Name:
Title:

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5

ADMINISTRATIVE AGENT:

ROYAL BANK OF CANADA, as Administrative Agent

By:
Name:
Title:

[ ]	)
)
[ ]	)

On                                          , before me, the undersigned Notary Public, personally appeared                                          personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

Witness my hand and official seal.

Notary Public

SIGNATURE PAGE TO AMENDMENT NO. 5